EXHIBIT 10.1

                           WAIVER AND AMENDMENT NO. 5
                          TO THIRD AMENDED AND RESTATED
                     REVOLVING CREDIT AND SECURITY AGREEMENT


         THIS WAIVER AND AMENDMENT NO. 5 (this "Agreement") is entered into as of August 20, 2004, by and among SPAR MARKETING FORCE, INC. ("SMF"), SPAR, INC. ("SPAR"), SPAR/BURGOYNE RETAIL SERVICES, INC ("SBRS"), SPAR GROUP, INC. ("SGI"), SPAR INCENTIVE MARKETING, INC. ("SIM"), SPAR TRADEMARKS, INC. ("STM"), SPAR MARKETING, INC. (DE) ("SMIDE"), SPAR MARKETING, INC. (NV) ("SMINV"), SPAR ACQUISITION, INC. ("SAI"), SPAR TECHNOLOGY GROUP, INC. ("STG"), SPAR/PIA RETAIL SERVICES, INC. ("Pia Retail"), RETAIL RESOURCES, INC. ("Retail"), PIVOTAL FIELD SERVICES, INC. ("Pivotal Field"), PIA MERCHANDISING CO., INC. ("PIA"), PACIFIC INDOOR DISPLAY CO. ("Pacific"), PIVOTAL SALES COMPANY ("Pivotal"), SPAR ALL STORE MARKETING SERVICES, INC., ("SAS") and SPAR BERT FIFE, INC. ("SBFI") (each a "Borrower" and collectively "Borrowers") and WEBSTER BUSINESS CREDIT CORPORATION (formerly known as Whitehall Business Credit Corporation) ("Lender").

                                   BACKGROUND

         The Borrowers and Lender are parties to that certain Third Amended and Restated Revolving Credit and Security Agreement dated January 24, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender provides the Borrowers with certain financial accommodations.

         The Borrowers have violated certain covenants and have requested Lender waive the resulting Events of Default and Lender is willing to do so in connection with making certain amendments to the Loan Agreement.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms not otherwise defined or amended herein shall have the meanings given to them in the Loan Agreement.

2. Waivers. Subject to the satisfaction of Section 4 below, Lender hereby waives the Event of Default which has occurred as a result Borrowers' non-compliance with (i) Section 12(o) with respect to the fiscal quarter ended June 30, 2004 due to Borrowers' failure to maintain its required Net Worth at the end of such fiscal quarter, (ii) Section 12(p) and Section 12(r) with respect to the fiscal quarter ending June 30, 2004 due to Borrowers' failure to maintain the requisite Fixed Charge Coverage Ratio and EBITDA level for the four fiscal quarters then ended and (iii) Section 12(x) due to Borrowers' failure to retain a consultant by June 15, 2004 and Borrowers' failure to deliver a copy of a consultant's report to Lender by June 30, 2004. Notwithstanding the foregoing, the waivers of the Events of Default set forth above do not establish a course of conduct between Borrowers and Lender and Borrowers hereby agree that Lender is not obligated to waive any future Events of Default under the Loan Agreement.

3. Amendment. Subject to the satisfaction of Section 5 below, the Loan Agreement is hereby amended as follows:

         (a)      Section 1(A) is hereby amended as follows:

                  (i)      The  definition  of  "Maximum  Revolving  Amount"  is
                           hereby   amended  by   deleting   "$10,000,000"   and
                           inserting "$7,000,000" in its place and stead.

                  (ii) The definition of "Unbilled Receivables Availability" is hereby amended by deleting "70%" and inserting "60%" in its place and stead.

                  (iii) The following new definitions are hereby added in the appropriate alphabetical order.

                                    "Amendment No. 5" means Waiver and Amendment
                                    No. 5 dated as of August 20, 2004 by and among Borrowers and Lender.

                                    "Amendment No. 5 Effective  Date" shall mean
                                    the  date  on  which  all of the  conditions
                                    precedent   set   forth  in   Section  4  of
                                    Amendment No. 5 have been satisfied.

         (b) Section 12(n)(v)(F) is hereby amended in its entirety to provide as follows:

                                    "(F)  any  investment  (net  of all  related
                                    repayments  and returns of capital)  made by
                                    any Borrower in any Unrestricted Subsidiary,
                                    in  the  form  of  a  capitalized   expense,
                                    capital  contribution  or loan, for purposes
                                    of  investing  in, or investing in an entity
                                    which   is   investing   in,   entities   or
                                    participating in joint ventures formed under
                                    the laws of a foreign country, provided that
                                    such investment, together with the Aggregate
                                    Consideration, shall not exceed (x) $150,000
                                    in   the   aggregate   during   the   period
                                    commencing  on the date  Amendment  No. 5 is
                                    executed  through December 31, 2004, and (y)
                                    $250,000    during   each    calendar   year
                                    thereafter."

         (c) Section 12(r) is hereby amended in its entirety to provide as follows:

                                    "(r) The Borrowers shall maintain EBITDA for the months set forth below ending on the last day of such month in an amount not less than the amount set forth below:


                 Month ended                    Minimum EBITDA              Cumulative Minimum EBITDA
                                                for the month               from August 1, 2004 through
                                                then ended                  the month then ended

         August 31, 2004                        $(100,000)                   $(100,000)
         September 30, 2004                     $ 260,000                    $ 160,000
         October 31, 2004                       $ 185,000                    $ 345,000
         November 30, 2004                      $ 225,000                    $ 570,000
         December 31, 2004                      $ 360,000                    $ 930,000


                                    Thereafter,   commencing   with  the  fiscal
                                    quarter ending March 31, 2005, the Borrowers shall maintain EBITDA of not less than $7,750,000 at the end of each fiscal quarter with respect to the four (4) fiscal quarters then ended;"

         (d) Section 12(x) is hereby amended in its entirety to provide as follows:

                                    "(x) On or before August 31, 2004, Borrowers
                                    shall retain a consultant  to be selected by
                                    Borrowing  Agent but who is  satisfactory to
                                    Lender. The terms of the engagement shall be
                                    subject to a satisfactory  review by Lender.
                                    The   consultant   shall  prepare  a  report
                                    analyzing  the  contingency   scenarios  and
                                    Lender shall have received a copy of such report on or before September 30, 2004. In addition, on or before September 30, 2004, Borrowers shall deliver to Lender revised month by month projected operating budget and cash flow for the twelve months ending December 31, 2004"

4. Conditions of Effectiveness. This Agreement shall become effective as of the date hereof, provided that the following conditions shall have been satisfied:
Lender shall have received (i) four (4) copies of this Agreement executed by the Borrowers and the limited guarantors (each a "Limited Guarantor") and the guarantor ("Guarantor") listed on the signature page hereto, and, (ii) payment of a waiver and amendment fee in the sum of $25,000 which fee shall be charged by Lender to Borrowers' loan account as a Revolving Advance, (iii) a draft of Borrowers' financial statements for the two fiscal quarters ended June 30, 2004 showing all write-off's during such period, (iv) a draft of Borrowers' financial statements for the month ended July 31, 2004 showing that EBITDA was not less than $(350,000) for such period and (v) a compliance certificate executed by the chief financial officer of Borrowers in substantially the form of Exhibit A to this Agreement and a report setting forth the covenant calculations, each as of June 30, 2004, (including advances to Unrestricted Subsidiaries).

5. Representations, Warranties and Covenants. Each of the Borrowers hereby represents, warrants and covenants as follows:

         (a) This Agreement and the Loan Agreement constitute legal, valid and binding obligations of each of the Borrowers and are enforceable against each of the Borrowers in accordance with their respective terms.

         (b) Upon the effectiveness of this Agreement, each of the Borrowers hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Agreement.

         (c) No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement or the Obligations.

6.       Effect on the Loan Agreement.

         (a) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

         (b) Except as set forth in Section 2 hereof, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

7. Governing Law. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York (other than those conflict of law rules that would defer to the substantive law of another jurisdiction).

8. Release. Borrowers and Guarantors hereby release, remise, acquit and forever discharge Lender, Lender's employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Amendment or the Ancillary Agreements (all of the foregoing hereinafter called the "Released Matters"). Borrowers acknowledge that the agreements in this Section are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters.

9. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

10. Counterparts; Facsimile Signatures. This Agreement may be executed by the parties hereto in one or more counterparts of the entire document or of the signature pages hereto, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature received by facsimile transmission shall be deemed an original signature hereto.



                  [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first written above.

                                       SPAR MARKETING FORCE, INC.
                                       SPAR, INC.
                                       SPAR/BURGOYNE RETAIL    SERVICES, INC.
                                       SPAR GROUP, INC.
                                       SPAR INCENTIVE MARKETING, INC.
                                       SPAR TRADEMARKS, INC.
                                       SPAR MARKETING, INC. (DE)
                                       SPAR MARKETING, INC. (NV)
                                       SPAR ACQUISITION, INC.
                                       SPAR TECHNOLOGY GROUP, INC.
                                       SPAR/PIA RETAIL SERVICES, INC.
                                       RETAIL RESOURCES, INC.
                                       PIVOTAL FIELD SERVICES, INC.
                                       PIA MERCHANDISING CO., INC.
                                       PACIFIC INDOOR DISPLAY CO.
                                       PIVOTAL SALES COMPANY
                                       SPAR GROUP, INC.
                                       SPAR ALL STORE MARKETING SERVICES, INC.
                                       SPAR BERT FIFE, INC.

                                       By:
                                          --------------------------------------
                                          Name:  Charles Cimitile
                                          Title: Chief Financial Officer of
                                                 each of the foregoing entities


                                       WEBSTER BUSINESS CREDIT CORPORATION

                                       By:
                                          --------------------------------------
                                          Name:
                                          Its:



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

CONSENTED AND AGREED TO BY:


------------------------------
WILLIAM H. BARTELS, Limited Guarantor


------------------------------
ROBERT G. BROWN, Limited Guarantor


PIA Merchandising Limited, Guarantor

By:
   ---------------------------
Name:
Its:

                                    EXHIBIT A

                                     FORM OF
                             COMPLIANCE CERTIFICATE


         I, Charles Cimitile, in my capacity as the Chief Financial Officer of SPAR Group, Inc., hereby certify that, with respect to the Third Amended and Restated Revolving Credit and Security Agreement dated January 24, 2004 (as it may be amended, modified, extended or restated from time to time, the "Credit Agreement"; capitalized terms not otherwise defined in this Certificate shall have the meaning given to them in the Credit Agreement) among SPAR MARKETING FORCE, INC., SPAR, INC., SPAR/BURGOYNE RETAIL SERVICES, INC., SPAR GROUP, INC., SPAR INCENTIVE MARKETING, INC., SPAR TRADEMARKS, INC., SPAR MARKETING, INC.
(DE), SPAR MARKETING, INC. (NV), SPAR ACQUISITION, INC., SPAR TECHNOLOGY GROUP, INC., SPAR/PIA RETAIL SERVICES, INC., RETAIL RESOURCES, INC., PIVOTAL FIELD SERVICES, INC., PIA MERCHANDISING CO., INC., PACIFIC INDOOR DISPLAY CO., PIVOTAL SALES COMPANY, SPAR ALL STORE MARKETING SERVICES, INC., and SPAR BERT FIFE, INC. (each of the foregoing a "Borrower" and collectively the "Borrowers"), and WEBSTER BUSINESS CREDIT CORPORATION (formerly known as Whitehall Business Credit Corporation)("Lender"):

         1. Attached hereto are the financial  statements  required  pursuant to
Section 11 of the Credit  Agreement  for the  [month]  [quarter]  [year]  ending
_________________.


         2. With respect to any quarterly or annual financial statements, attached hereto as Schedule 1 are detailed calculations demonstrating compliance with the financial covenants contained in Sections 12(o), (p), (q) and (r) of the Credit Agreement. Borrowers are in compliance with such covenants as of the date hereof.

         3. [Based on an examination by the company sufficient to enable it to make an informed statement, the company does not believe that any Event of Default exists which has not been previously disclosed in writing to Lender] or [Since the last Compliance Certificate, one or more Events of Default have occurred as more fully described on Schedule 2, which sets forth the nature and extent of such Events of Default, a description of the corrective action taken or proposed to be taken with respect thereto]. [If Applicable add - Schedule 2 sets forth the actions, if any, taken with respect to Events of Default since the prior Compliance Certificate.

Dated this ____ day of ___________, 200_.

                                              SPAR Group, Inc.

                                              By:
                                                  ------------------------------
                                                  Name:  Charles Cimitile
                                                  Title: Chief Financial Officer

                                   SCHEDULE 1

                               Financial Covenants


         A.       Minimum Consolidated Net Worth

           Consolidated Net Worth as of [current fiscal quarter           $_____________
           end]

           Consolidated Net Worth as of [prior fiscal quarter end]        $_____________

           Covenant Requirement - at least $100,000 greater than          $_____________
           the consolidated net worth as of the end of the prior
           fiscal quarter

         B. Minimum Fixed Charge Coverage Ratio: (a) EDITDA of Borrowers on a consolidated basis minus Non-Financed Capital Expenditures to (b) Fixed Charges

1.       EBITDA calculations for any period:

                (i)      net income (or loss) of             $_____________
                         Borrowers on consolidated basis
                         for such period (excluding
                         extraordinary gains and
                         extraordinary losses per GAAP),
                         plus
                         ----

                (ii)     all interest expense of             $_____________
                         Borrowers on an unsolicited
                         basis for such period, plus

                (iii)    all charges against income of       $_____________
                         Borrowers on a consolidated
                         basis for such period for
                         federal, estate and local
                         taxes, plus

                (iv)     depreciation expenses of            $_____________
                         Borrowers on a consolidated
                         basis for such period, minus


                (v)      amortization expenses of            $_____________
                         Borrowers on a consolidated
                         basis for such period minus

                (vi)     Capitalized cash expenses of        $_____________
                         any Borrower which for expenses
                         were previously deducted from
                         net income in calculating (i)
                         through (iii) above, minus

                (vii)    Non-Financed Capital                $_____________
                         Expenditures for such
                         $_____________ period.



           Total (EBITDA minus Non-Financed Capital
           Expenditures)                                    $
                                                             =============





2.       Fixed Charges calculation for any period:

                 (i)      all interest payments made on     $_____________
                          the Loans, plus



                 (ii)     All dividends or other            $_____________
                          distributions to stockholders
                          and other payments made or paid
                          with respect to any
                          indebtedness for money borrowed
                          (excluding the principal amount
                          of Revolving Advances but
                          including all payments made on
                          capitalized leases) during such
                          period (including, without
                          limitation, payments permitted
                          under Section 12(n)(iii)),
                          plus

                 (iii)    Income or franchise taxes paid   $_____________
                          in cash during such period,
                          plus

                 (iv)     Payments on the Shareholders     $_____________
                          Notes during such period under
                          Section 12(n)(iv) of the Credit
                          Agreement, plus

                 (v)      PIA and SPAR Merger Payments
                          made during _ such period.

                          Total Fixed Charges

                          Fixed Charge Coverage Ratio:       _____:1.00
                          EBITDA to Fixed Charges

                          Covenant Requirement

                                                             Greater than or
                                                             equal to 1.10 to
                                                             1.00


        C. Minimum EBITDA



                  EBITDA (calculated in accordance with    $_____________
                  (B)(1)(i)-(vi)) above

                  Covenant Requirement                     $_____________

        D. Maximum Capital Expenditures [Annual test]


            Capital Expenditures for fiscal year           $_____________


            Covenant Requirement                           $2,000,000